The statistical information presented below concerning the pool of Home
Equity Loans is based on the pool of Home Equity Loans as of June 1, 1996 (the "Cut-Off Date") and includes all Home Equity Loans transferred to the REMIC Trust on such date.

       Geographic Distribution of Mortgaged Properties - Fixed Rate Group

         The geographic distribution of Home Equity Loans in the Fixed Rate Group by state, as of the Cut-Off Date, was as follows:

                          Number of Home          Aggregate      % of Aggregate
State                      Equity Loans         Loan Balance       Loan Balance
- -----                      ------------         ------------       ------------

Alabama                            3          $    176,152.66          0.04%
Arkansas                           1                55,098.76          0.01
Arizona                           74             5,583,440.88          1.24
California                       119            11,756,132.31          2.61
Colorado                         115             8,903,058.69          1.98
Connecticut                       78             6,488,859.88          1.44
District of Columbia              58             4,469,374.96          0.99
Delaware                          28             1,888,262.39          0.42
Florida                          341            18,245,984.36          4.06
Georgia                          238            14,011,775.05          3.11
Idaho                             19             1,123,573.06          0.25
Indiana                          331            15,519,995.36          3.45
Illinois                         555            36,259,417.58          8.06
Iowa                              12               487,154.00          0.11
Kansas                            29             1,517,410.24          0.34
Kentucky                          91             4,534,908.50          1.01
Louisiana                          2                77,714.38          0.02
Maine                             44             2,425,370.96          0.54
Maryland                         323            25,988,904.12          5.78
Massachusetts                    231            18,216,386.95          4.05
Michigan                         884            40,714,549.94          9.05
Minnesota                         44             2,805,037.97          0.62
Mississippi                       13               481,168.73          0.11
Missouri                         105             6,210,658.56          1.38
Nebraska                           1                41,862.44          0.01
Nevada                            38             2,193,023.78          0.49
New Hampshire                      9               562,773.34          0.13
New Jersey                       511            42,090,677.90          9.35
New Mexico                        35             3,436,432.52          0.76
New York                         516            40,731,873.58          9.05
North Carolina                   369            19,515,684.89          4.34
Ohio                             693            38,222,774.85          8.50
Oklahoma                           1                35,977.16          0.01
Oregon                            43             2,783,235.18          0.62
Pennsylvania                     517            31,778,409.52          7.06
Rhode Island                      79             6,042,869.15          1.34
South Carolina                   174             8,962,204.82          1.99
Tennessee                        109             6,129,035.75          1.36
Texas                              2               194,161.08          0.04
Utah                              77             6,057,974.71          1.35
Vermont                            2               265,500.00          0.06
Virginia                          96             5,980,136.04          1.33
Washington                        38             2,548,331.88          0.57
West Virginia                      1                29,075.00          0.01
Wisconsin                         76             4,399,665.03          0.98
                                  --             ------------          ----

Total                          7,125          $449,942,068.90        100.00%
                               =====          ===============       =======

                Combined Loan-to-Value Ratios - Fixed Rate Group

         The Combined loan-to-value ratios as of the date of origination of the Home Equity Loans in the Fixed Rate Group (based upon appraisals made at the time of origination thereof) (the "Loan-to-Value Ratios") as of the Cut-Off Date were distributed as follows:

Range of                        Number of                      Aggregate                   % of Aggregate
Combined LTV's               Home Equity Loans                Loan Balance                   Loan Balance
- --------------               -----------------                ------------                   ------------

    10.01    to     15.00%         17                      $    353,105.42                        0.08%
    15.01    to     20.00          43                           963,727.30                        0.21
    20.01    to     25.00          48                         1,032,838.00                        0.23
    25.01    to     30.00          83                         2,405,805.47                        0.53
    30.01    to     35.00         103                         3,069,795.84                        0.68
    35.01    to     40.00          99                         3,584,270.22                        0.80
    40.01    to     45.00         137                         6,277,393.92                        1.40
    45.01    to     50.00         314                        12,060,300.29                        2.68
    50.01    to     55.00         201                        10,697,364.72                        2.38
    55.01    to     60.00         374                        20,634,692.77                        4.59
    60.01    to     65.00         561                        33,768,913.38                        7.51
    65.01    to     70.00         785                        47,506,507.56                       10.56
    70.01    to     75.00       1,018                        67,172,357.54                       14.93
    75.01    to     80.00       1,927                       128,414,614.14                       28.54
    80.01    to     85.00         994                        73,473,399.43                       16.33
    85.01    to     90.00         420                        38,522,082.90                        8.56
    90.01    to     95.01           1                             4,900.00                        0.00
                                    -                      ---------------                     -------

             Total              7,125                      $449,942,068.90                      100.00%
                                =====                      ===============                     =======


                  Cut-Off Date Coupon Rates - Fixed Rate Group

         The Coupon Rates borne by the Notes relating to the Home Equity Loans in the Fixed Rate Group were distributed as follows as of the Cut-Off Date:

Range of                      Number of                      Aggregate                   % of Aggregate
Coupon Rates              Home Equity Loans                Loan Balance                   Loan Balance
- ------------              -----------------                ------------                   ------------

    7.01   to    8.00%            24                    $   2,568,375.93                      0.57%
    8.01   to    9.00            229                       17,162,955.29                      3.81
    9.01   to   10.00          1,147                       83,042,974.96                     18.46
   10.01   to   11.00          1,792                      127,840,266.49                     28.41
   11.01   to   12.00          1,656                      104,134,826.86                     23.14
   12.01   to   13.00          1,153                       65,873,042.93                     14.64
   13.01   to   14.00            557                       27,718,541.47                      6.16
   14.01   to   15.00            354                       13,550,337.92                      3.01
   15.01   to   16.00            139                        5,821,756.51                      1.29
   16.01   to   17.00             44                        1,279,711.67                      0.28
   17.01   to   18.00             28                          901,305.17                      0.20
   18.01   to   19.00              2                           47,973.70                      0.01
                                   -                     ---------------                    ------

           Total               7,125                     $449,942,068.90                    100.00%
                               =====                     ===============                    =======

                  Cut-Off Date Loan Balances - Fixed Rate Group

         The distribution of the outstanding principal amounts of the Home Equity Loans in the Fixed Rate Group as of the CutOff Date was as follows:

                                             Number of               Aggregate               % of Aggregate
Range of Loan Balances                   Home Equity Loans         Loan Balance               Loan Balance
- ----------------------                   -----------------         ------------               ------------

          $0.00   to     25,000.00               899           $   17,090,028.74                   3.80%
      25,000.01   to     50,000.00             2,468               93,667,190.38                  20.82
      50,000.01   to     75,000.00             1,816              111,271,001.96                  24.73
      75,000.01   to    100,000.00               884               76,409,660.68                  16.98
     100,000.01   to    125,000.00               474               52,633,547.83                  11.70
     125,000.01   to    150,000.00               272               37,059,168.75                   8.24
     150,000.01   to    175,000.00               123               19,800,537.72                   4.40
     175,000.01   to    200,000.00                75               14,043,635.27                   3.12
     200,000.01   to    225,000.00                51               10,797,619.26                   2.40
     225,000.01   to    250,000.00                29                6,900,945.30                   1.53
     250,000.01   to    275,000.00                11                2,876,871.56                   0.64
     275,000.01   to    300,000.00                 6                1,728,142.03                   0.38
     300,000.01   to    325,000.00                 8                2,513,168.33                   0.56
     325,000.01   to    350,000.00                 6                2,054,570.54                   0.46
     350,000.01   to    400,000.00                 3                1,095,980.55                   0.24
                                                  --                ------------                   ----

                  Total                        7,125             $449,942,068.90                100.00%
                                               =====             ===============                =======


                Types of Mortgaged Properties - Fixed Rate Group

         The Properties securing the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date were of the property types as follows:

                                          Number of                     Aggregate                 % of Aggregate
Property Types                        Home Equity Loans               Loan Balance                 Loan Balance
- --------------                        -----------------               ------------                 ------------

Condominium                                   54                   $  2,314,143.56                        0.51%
Manufactured Housing                          68                      3,215,315.54                        0.71
Mixed Use                                     35                      3,184,125.09                        0.71
Planned Unit Development                      25                      2,244,730.92                        0.50
Single Family Attached                       267                     14,194,443.97                        3.15
Single Family Detached                     6,228                    390,363,586.89                       86.76
Two-to-Four Family                           448                     34,425,722.93                        7.65
                                             ---                    --------------                      ------

              Total                        7,125                   $449,942,068.90                      100.00%
                                           =====                   ===============                     =======

           Distribution of Months Since Origination - Fixed Rate Group

         The distribution of the number of months since the date of origination of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:

Months Elapsed                 Number of                     Aggregate                   % of Aggregate
Since Origination          Home Equity Loans               Loan Balance                   Loan Balance
- -----------------          -----------------               ------------                   ------------

  0       to     1               4,229                    $269,583,050.60                    59.92%
  2       to    12               2,893                     180,236,618.06                    40.06
 13       to    24                 3                           122,400.24                     0.03%
                                   -                       --------------                  -------

          Total                  7,125                    $449,942,068.90                   100.00%
                                 =====                     ==============                  =======


          Distribution of Remaining Term to Maturity - Fixed Rate Group

         The distribution of the number of months remaining to maturity of the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows:


Months Remaining                  Number of                     Aggregate                   % of Aggregate
to Maturity                   Home Equity Loans               Loan Balance                   Loan Balance
- -----------                   -----------------               ------------                   ------------

      0      to   120                304                     $  8,952,507.01                      1.99%
    121      to   180              4,833                      313,364,602.27                      69.65
    181      to   240              1,539                       91,875,775.72                      20.42
    241      to   300                 23                        1,756,020.80                       0.39
    301      to   360                426                       33,993,163.10                       7.55
                                     ---                      --------------                    -------

             Total                 7,125                     $449,942,068.90                     100.00%
                                   =====                     ===============                    =======


                       Occupancy Status - Fixed Rate Group

         The occupancy status of the Properties securing the Home Equity Loans in the Fixed Rate Group as of the Cut-Off Date was as follows


                               Number of                     Aggregate              % of Aggregate
Occupancy Status           Home Equity Loans               Loan Balance              Loan Balance
- ----------------           -----------------               ------------              ------------

Investor Owned                   350                     $ 17,739,503.97                  3.94%
Owner Occupied                   6,775                    432,202,564.93                  96.06
                                 -----                    --------------                  -----

          Total                  7,125                   $449,942,068.90                100.00%
                                 =====                   ===============                =======

   Geographic Distribution of Mortgaged Properties - the Adjustable Rate Group

         The geographic distribution of Home Equity Loans in the Adjustable Rate Group by state, as of the Cut-Off Date, was as follows:

                             Number of            Aggregate      % of Aggregate
State                    Home Equity Loans       Loan Balance     Loan Balance
- -----                    -----------------       ------------     ------------

Arizona                          20            $ 2,362,060.50           4.29%
California                       23               3,29,851.08           5.85
Colorado                         10                926,130.08           1.68
Connecticut                       2                220,870.26           0.40
District of Columbia              3                467,670.04           0.85
Florida                           6                486,461.15           0.88
Georgia                           8                652,971.21           1.19
Idaho                             1                 48,697.96           0.09
Indiana                          33              1,669,873.22           3.04
Illinois                         39              4,516,551.27           8.21
Kansas                            1                127,500.00           0.23
Kentucky                          4                273,115.89           0.50
Maryland                         15              1,849,989.74           3.36
Massachusetts                     9              1,029,507.73           1.87
Michigan                        347             23,288,801.72          42.35
Minnesota                        15                997,106.99           1.81
Missouri                          1                 30,386.11           0.06
Nevada                            1                 93,200.00           0.17
New Jersey                        4                500,335.72           0.91
New Mexico                       10              1,053,387.22           1.92
New York                          4                384,676.38           0.70
North Carolina                    3                294,744.69           0.54
Ohio                             44              3,616,756.36           6.58
Oklahoma                          1                 31,985.00           0.06
Oregon                            8                787,604.83           1.43
Pennsylvania                     16              1,212,900.66           2.21
Rhode Island                      3                248,483.27           0.45
South Carolina                    1                104,832.10           0.19
Tennessee                         4                504,123.95           0.92
Utah                             19              2,035,736.18           3.70
Vermont                           1                 79,945.77           0.15
Virginia                          4                361,948.49           0.66
Washington                        6                669,882.78           1.22
Wisconsin                         9                849,637.33           1.54
                                  -                ----------           ----

Total                           675            $54,997,725.68        100.00%
                                ===            ==============        =======

            Original Loan-to-Value Ratios - the Adjustable Rate Group

         The original Loan-to-Value Ratios of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were distributed as follows:

Range of                      Number of                       Aggregate                   % of Aggregate
Original LTV's            Home Equity Loans                 Loan Balance                   Loan Balance
- --------------            -----------------                 ------------                   ------------

 15.01   to   20.00%             2                        $   249,613.48                         0.45%
 20.01   to   25.00              1                             16,233.12                         0.03
 25.01   to   30.00              2                            109,841.03                         0.20
 30.01   to   35.00              5                            139,117.30                         0.25
 35.01   to   40.00              4                            210,775.42                         0.38
 40.01   to   45.00              9                            549,691.17                         1.00
 45.01   to   50.00             15                            819,704.24                         1.49
 50.01   to   55.00             13                            946,880.30                         1.72
 55.01   to   60.00             34                          2,398,166.20                         4.36
 60.01   to   65.00             34                          2,262,384.93                         4.11
 65.01   to   70.00             88                          6,542,728.30                        11.90
 70.01   to   75.00            137                         10,904,593.76                        19.83
 75.01   to   80.00            244                         20,970,692.00                        38.13
 80.01   to   85.00             83                          8,462,801.90                        15.39
 85.01   to   90.00              4                            414,512.53                         0.75
                                 -                        --------------                         ----

         Total                 675                        $54,997,725.68                       100.00%
                               ===                        ==============                      =======


             Cut-Off Date Coupon Rates -- the Adjustable Rate Group

         The Coupon Rates borne by the Notes relating to the Home Equity Loans in the Adjustable Rate Group were distributed as follows as of the Cut-Off Date:


Range of                     Number of                       Aggregate                   % of Aggregate
Coupon Rates             Home Equity Loans                 Loan Balance                   Loan Balance
- ------------             -----------------                 ------------                   ------------

  7.01   to    8.00%            31                      $   3,435,470.03                      6.25%
  8.01   to    9.00            118                         12,701,421.46                     23.09
  9.01   to   10.00            207                         17,129,204.94                     31.15
 10.01   to   11.00            180                         12,586,497.52                     22.89
 11.01   to   12.00             98                          6,760,491.60                     12.29
 12.01   to   13.00             18                          1,244,518.43                      2.26
 13.01   to   14.00             21                            959,290.53                      1.74
 14.01   to   15.00              2                            180,831.17                      0.33
                                 -                        --------------                      ----

         Total                 675                        $54,997,725.68                    100.00%
                               ===                        ==============                   =======

             Cut-Off Date Loan Balances -- the Adjustable Rate Group

         The distribution of the outstanding principal amounts of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                                              Number of                   Aggregate                 % of Aggregate
Range of Loan Balances                    Home Equity Loans              Loan Balance                Loan Balance
- ----------------------                    -----------------              ------------                ------------

      $0.00   to   $25,000.00                    19                 $    388,720.80                      0.71%
  25,000.01   to    50,000.00                   179                    6,926,849.22                     12.59
  50,000.01   to    75,000.00                   177                   11,037,856.40                     20.07
  75,000.01   to   100,000.00                   135                   11,686,752.15                     21.25
 100,000.01   to   125,000.00                    68                    7,477,949.99                     13.60
 125,000.01   to   150,000.00                    30                    4,083,966.14                      7.43
 150,000.01   to   175,000.00                    28                    4,532,683.72                      8.24
 175,000.01   to   200,000.00                    19                    3,605,795.12                      6.56
 200,000.01   to   225,000.00                     5                    1,081,111.27                      1.97
 225,000.01   to   250,000.00                     4                      975,191.29                      1.77
 250,000.01   to   275,000.00                     5                    1,317,187.65                      2.39
 275,000.01   to   300,000.00                     2                      560,310.03                      1.02
 300,000.01   to   325,000.00                     1                      322,500.00                      0.59
 325,000.01   to   350,000.00                     3                    1,000,851.89                      1.82
                                                  -                    ------------                      ----

              Total                             675                  $54,997,725.68                    100.00%
                                                ===                  ==============                   =======



           Types of Mortgaged Properties -- the Adjustable Rate Group

         The Properties securing the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date were of the property types as follows:

                              Number of                     Aggregate                   % of Aggregate
Property Types              Home Equity Loans               Loan Balance                   Loan Balance
- --------------              -----------------               ------------                   ------------

Condominium                        6                     $   400,945.00                       0.73%
Manufactured Housing               5                         350,806.79                       0.64
Planned Unit Development           3                         431,207.94                       0.78
Single Family Attached             6                         361,994.65                       0.66
Single Family Detached           634                      51,262,865.53                      93.21
Two-to-Four Family                21                       2,189,905.77                       3.98
                                  --                       ------------                       ----

          Total                  675                     $54,997,725.68                     100.00%
                                 ===                     ==============                    =======



      Distribution of Months Since Origination -- the Adjustable Rate Group

         The distribution of the number of months since the date of origination of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


Months Elapsed                Number of                    Aggregate                   % of Aggregate
Since Origination          Home Equity Loans              Loan Balance                   Loan Balance
- -----------------          -----------------              ------------                   ------------

0  to   1                         397                   $ 32,799,103.56                     59.64%
2  to  12                         278                     22,198,622.12                     40.36
                                  ---                    --------------                     -----

       Total                      675                    $54,997,725.68                    100.00%
                                  ===                    ==============                   =======

     Distribution of Remaining Term to Maturity -- the Adjustable Rate Group

         The distribution of the number of months remaining to maturity of the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


Months Remaining                  Number of                     Aggregate                   % of Aggregate
to Maturity                   Home Equity Loans               Loan Balance                   Loan Balance
- -----------                   -----------------               ------------                   ------------

     0    to       120                3                      $   69,680.81                       0.13%
   121    to       180               13                         616,943.13                       1.12
   181    to       240               11                         658,107.28                       1.20
   241    to       300                1                          41,532.39                       0.08
   301    to       360              647                      53,611,462.07                      97.48
                                    ---                      -------------                      -----

          Total                     675                     $54,997,725.68                     100.00%
                                    ===                     ==============                    =======


                  Occupancy Status -- the Adjustable Rate Group

         The occupancy status of the Properties securing the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                              Number of                     Aggregate                % of Aggregate
Occupancy Status          Home Equity Loans               Loan Balance                Loan Balance
- ----------------          -----------------               ------------                ------------

Investor Owned                    13                     $   598,878.06                   1.09%
Owner Occupied                   662                      54,398,847.62                   98.91
                                 ---                      -------------                   -----

          Total                  675                     $54,997,725.68                 100.00%
                                 ===                     ==============                 =======


              Distribution of Margins -- the Adjustable Rate Group

         The margins borne by the Notes relating to the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

                             Number of                      Aggregate                   % of Aggregate
Margins                  Home Equity Loans                Loan Balance                   Loan Balance
- -------                  -----------------                ------------                   ------------

  3.00   to    3.99%             3                      $   166,742.23                      0.30%
  4.00   to    4.99             37                        4,321,155.44                      7.86
  5.00   to    5.99            108                       10,581,634.61                     19.24
  6.00   to    6.99            192                       16,364,197.63                     29.75
  7.00   to    7.99            264                       17,941,301.49                     32.62
  8.00   to    8.99             56                        4,744,838.54                      8.63
  9.00   to    9.99             14                          767,399.88                      1.40
 10.00   to   10.99              1                          110,455.86                      0.20
                                 -                      --------------                      ----

         Total                 675                      $54,997,725.68                    100.00%
                               ===                      ==============                   =======


        Distribution of Maximum Coupon Rates -- the Adjustable Rate Group

         The maximum Coupon Rates borne by the Notes relating to the Home Equity
Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:


Maximum                      Number of                Aggregate                  % of Aggregate
Coupon Rates             Home Equity Loans          Loan Balance                  Loan Balance
- ------------             -----------------          ------------                  ------------

 13.00    to    13.99%           9                $  1,164,810.01                     2.12%
 14.00    to    14.99           80                   8,271,015.11                    15.04
 15.00    to    15.99          211                  18,329,146.38                    33.33
 16.00    to    16.99          221                  17,243,339.54                    31.35
 17.00    to    17.99          107                   6,828,629.04                    12.42
 18.00    to    18.99           20                   1,776,169.27                     3.23
 19.00    to    19.99           22                   1,031,032.59                     1.87
 20.00    to    20.99            5                     353,583.74                     0.64
                                 -                ---------------                     ----

          Total                675                $ 54,997,725.68                   100.00%
                               ===                ===============                  =======



        Distribution of Coupon Rates Change -- the Adjustable Rate Group

         The number of months until the next Coupon Rate change for each of the Notes relating to the Home Equity Loans in the Adjustable Rate Group as of the Cut-Off Date was as follows:

     Month of Next Coupon                Number of                     Aggregate            % of Aggregate
         Rate Change                 Home Equity Loans               Loan Balance             Loan Balance
         -----------                 -----------------               ------------             ------------

June, 1996....................               1                     $    25,959.57                  0.05%
July, 1996....................               7                         528,240.58                  0.96
August, 1996..................              33                       2,094,529.24                  3.81
September, 1996...............             238                      19,386,976.90                 35.25
October, 1996.................             305                      24,651,931.87                 44.82
November, 1996................              85                       7,595,807.59                 13.81
December, 1996................               6                         714,279.93                  1.30
                                             -                     --------------                  ----

          Total                            675                     $54,997,725.68                100.00%
                                           ===                     ==============               =======